SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 16, 2005

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-14764 (Commission File Number)	11-3415180 (IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046 (Commission File Number)	11-2776686 (IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

            Cablevision Systems Corporation (the “Company”) grants various awards to its executive officers under its Amended and Restated Employee Stock Option Plan (previously filed as Exhibit A to the Company’s June 3, 2003 Proxy Statement) and its Long-Term Incentive Plan (previously filed as Exhibit B to the Company’s June 3, 2003 Proxy Statement). Forms of award agreements used under the Plans are attached hereto as exhibits and are hereby incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits.

            (c)    Exhibits

            10.1   Form of Nonqualified Stock Option Agreement

            10.2   Form of Restricted Shares Agreement

            10.3   Form of Two-Year Performance Award Agreement

            10.4   Form of Three-Year Performance Award Agreement

            10.5   Form of Deferred Compensation Agreement

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
By:	/s/ MICHAEL P. HUSEBY

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated: February 16, 2005

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.
By:	/s/ MICHAEL P. HUSEBY

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated: February 16, 2005